UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2014

BRAZIL INTERACTIVE MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26108	94-2901715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3457 Ringsby Court, Unit 111, Denver, Colorado 82016-4900

 (Address of principal executive offices)  (Zip Code)

(720) 466 - 3789

Registrant’s telephone number, including area code

801 Brickell Avenue, Suite 900, Miami, Florida 33131

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K of Brazil Interactive Media, Inc. (formerly named Naturewell, Incorporated), a Delaware Corporation (the “Company”), as well as other filings with the Securities and Exchange Commission (“SEC”) and the Company’s press releases contain statements relating to future results, plans, assumptions, assessments and information, including certain projections and business trends, that constitute “Forward-Looking Statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

 Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, future events or performance and underlying assumptions and other statements that are other than statements of historical facts. Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements, including, without limitation, risks related to our business and risks associated with our securities. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitations, management’s examination of historical operating trends, and data contained in the Company’s records and other data available from third parties. There can be no assurance that management’s expectations, beliefs or projections will be achieved or accomplished. Certain risks and uncertainties may cause actual results to be materially different from projected results contained in forward-looking statements in this Current Report and in other disclosures.  The Company’s future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in the Company’s other filings with the SEC. Actual results may differ materially from those expressed or implied by forward-looking statements. The Company disclaims any obligation to revise any forward-looking statements to reflect the occurrence, or lack thereof, of events or circumstances after the date such forward-looking statements were made, except as required by law.

Item 1.01

Entry Into a Material Definitive Agreement

Agreement and Plan of Merger

On May 15, 2014, Brazil Interactive Media, Inc. (the “Company”) entered into an Agreement and Plan of Merger, by and among the Company, Cannamerica, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the “Merger Sub”), and Hollister & Blacksmith, Inc. d/b/a American Cannabis Consulting, Inc. (“ACC”), a Colorado corporation (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, (i) Merger Sub will merge with and into ACC, with ACC continuing as the surviving corporation, (ii) each of Corey Hollister, Ellis Smith and Anthony Baroud shall be appointed to serve on the Company’s board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified and (iii) the Company shall change its name to “American Cannabis Company, Inc.”

The Merger Agreement provides that, upon the consummation of the transactions contemplated thereby, (i) each share common stock of ACC will be exchanged for shares of the Company based on a ratio of 3,171.0628 to one and (ii) each share of common stock of Merger Sub will be converted into and exchanged for one share of common stock of ACC.

The Merger Agreement contains customary representations, warranties and covenants by the parties thereto. The closing of the transactions contemplated by the Merger Agreement is subject to customary closing conditions, including certain approvals. The transactions contemplated by the Merger Agreement are anticipated to close upon filing of a certificate of merger relating to the Merger (the ''Certificate of Merger'') with the Secretary of State of the States of Delaware and Colorado, in such form as required by, and executed in accordance with the relevant provisions of the General Corporation Law of the State of Delaware (the ''DGCL'') and the Colorado Business Corporation Act (the “CBCA”) (“Effective Time”). At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the DGCL and CBCA, as the case may be.

Either the Company or ACC may terminate the Merger Agreement if the closing of the transactions contemplated thereby has not occurred before May 31, 2014.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.01

Completion or Acquisition or Disposition of Assets

Please refer to Item 1.01.

Item 3.02

Unregistered Sales of Equity Securities

In connection with the Merger, the Company also closed a new round of financing in the amount of $395,000 led by Dutchess Opportunity Fund II LP (the “Financing”). The Financing was structured by offering investors the Company’s common stock at $0.08 per share.

In connection with the Financing, the Company entered into a Debenture, Debenture Rights Agreement and Subscription Agreement, each filed as Exhibit 4.1, 10.2 and 10.3, respectively, with each investor in the Financing.

The Company is providing this notice in accordance with Rule 135c under the Securities Act of 1933, as amended (“Rule 135c”), and the notice contained herein does not constitute an offer to sell the Company’s securities, and is not a solicitation for an offer to purchase the Company’s securities. The securities offered have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In conjunction with the Merger Agreement, Mr. Corey Hollister was appointed to the Company’s board of directors.

Item 8.01

Other Events

On May 15, 2014, the Company issued a press release announcing that it had consummated a new round of financing. In accordance with Rule 135c, a copy of the press release titled, “Brazil Interactive Media Announces Acquisition of American Cannabis Consulting/New Round of Financing Led by Dutchess Opportunity Fund II LP ” is filed herewith as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits.

The Company plans to file an amendment to this Current Report on Form 8-K to report the financial statements required to be disclosed hereunder.

(d) Exhibits.

4.1 Form of Debenture

10.1 Agreement and Plan of Merger, by and among the Brazil Interactive Media, Inc., Cannamerica, Inc. and Hollister & Blacksmith, Inc.

10.2 Form of Debenture Rights Agreement

10.3 Form of Subscription Agreement

99.1 Press Release titled, “Brazil Interactive Media Announces Acquisition of American Cannabis Consulting/New Round of Financing Led by Dutchess Opportunity Fund II LP ”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brazil Interactive Media, Inc.

Date: May 15, 2014	By:	/s/ Corey Hollister
Name: Corey Hollister
Title : Chief Executive Officer